UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2012 (May 21, 2012)

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Michigan	000-52584	20-1132959
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

33583 Woodward Avenue, Birmingham, Michigan		48009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 723-7200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 21, 2012, Birmingham Bloomfield Bancshares, Inc. held its annual meeting of shareholders. The results of the vote at the meeting at which a quorum was present were as follows:

Item 1.	Election of Directors of the Corporation:

	FOR		WITHHELD
Election of Directors	Number of Votes	Percent	Number of Votes	Percent
Harry Cendrowski	752,048	96.0%	31,050	4.0%
Lance N. Krajacic	754,698	96.4%	28,400	3.6%
Bruce N. Nyberg	756,048	96.5%	27,050	3.5%
Thomas J. Wagner	756,048	96.5%	27,050	3.5%

Item 2.	Approval of the Amendment to the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 4,500,000 Shares to 9,000,000 Shares:

For	Against	Abstain
1,166,225	84,177	16,336

Item 3.	Ratification of Plante & Moran, PLLC:

For	Against	Abstain
1,257,033	8,705	1,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.

Dated: May 25, 2012	By:	/s/ Thomas H. Dorr
Thomas H. Dorr
Chief Financial Officer